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                                                                   Exhibit 10.58

                              INDEMNITY AGREEMENT

     AGREEMENT dated as of July 16, 2003, among J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Representatives") on behalf of the other underwriters listed on Schedule A to the Underwriting Agreement referred to below (each an "Underwriter" and collectively, with the Representatives, the "Underwriters") and Nelnet Loan Services, Inc., a Nebraska corporation (the "Company").

     WHEREAS, the Representatives have entered into an underwriting agreement dated July 16, 2003 (the "Underwriting Agreement") with Nelnet Student Loan Funding, LLC, a Delaware limited liability company ("Nelnet Funding"), pursuant to which Nelnet Funding has agreed to cause Nelnet Student Loan Trust 2003-2, a Delaware statutory trust (the "Issuer"), to sell, and the Underwriters have agreed to purchase, subject to the conditions set forth in the Underwriting Agreement, the Issuer's Student Loan Asset-Backed Notes (the "Notes"), which Notes are being offered for sale by the Underwriters pursuant to a Prospectus dated July 2, 2003 and a Prospectus Supplement dated July 21, 2003 (collectively, the "Prospectus"), included as part of the Issuer's Registration Statement on Form S-3 (Registration No. 333-82280) (the "Registration Statement"); and

     WHEREAS, the Notes will be secured by, among other things, a pool of Financed Eligible Loans that will be master serviced by Nelnet, Inc. pursuant to a Master Servicing Agreement dated as of July 1, 2003 (the "Servicing Agreement") among the Issuer, Nelnet, Inc., as master servicer and administrator, and Nelnet Funding;

     WHEREAS, the parties hereto wish to set forth their understanding concerning certain matters relating to indemnification and contribution;

     NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

     1. DEFINED TERMS. Capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Underwriting Agreement.

     2.   Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless each Underwriter, and each person, if any, who controls an Underwriter within the meaning of either Section 15 of the Securities Act of 1933 (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934 (the "1934 Act") from and against any and all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, or in any amendment or supplement thereto, or any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not

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misleading, except to the extent Nelnet Funding is not obligated to indemnify the Underwriters pursuant to Section 5 (a) of the Underwriting Agreement. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

     (b) If any action, suit or proceeding shall be brought against an Underwriter or any person controlling an Underwriter in respect of which indemnity may be sought against the Company, the applicable Underwriter or such controlling person shall promptly notify the parties against whom indemnification is being sought (the "indemnifying parties"), but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under Sections 2(a) and 2(c) hereof except to the extent that the indemnifying party is materially prejudiced by such omission, and in no event shall the omission so to notify relieve the indemnifying party from any liability which it may otherwise have. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). The applicable Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless
(i) the indemnifying parties have agreed in writing to pay such fees and expenses, (ii) the indemnifying parties have failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying parties and such Underwriter or such controlling person shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to or in conflict with those available to the indemnifying parties and in the reasonable judgment of such counsel it is advisable for such Underwriter or such controlling person to employ separate counsel (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the indemnifying parties shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for an Underwriter and controlling persons not having actual or potential differing interests with such Underwriter or among themselves, which firm shall be designated in writing by such Underwriter, and that all such fees and expenses shall be reimbursed on a monthly basis as provided in paragraph (a) hereof. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each

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indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (c) If the indemnification provided for in this Agreement is unavailable to an indemnified party under paragraph (a) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the applicable Underwriter on the other hand from the sale of the Notes, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the applicable Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the applicable Underwriter on the other shall be deemed to be in the same proportion as the total gross proceeds from the sale of the Notes bear to the total underwriting discounts and commissions received by the applicable Underwriter in connection with the sale of the Notes. The relative fault of the Company on the one hand and the applicable Underwriter on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Agreement were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (c) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with defending any such action, suit or proceeding. Notwithstanding the provisions of this Agreement, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the Notes underwritten by such Underwriter exceed the sum of the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and the amount of any damages such Underwriter has been required to pay under the Underwriting Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Agreement shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements


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     contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Underwriters, or any person controlling it or its directors or officers,
     (ii) acceptance of any Notes and payment therefor hereunder, and (iii) any termination of this Agreement and the Underwriting Agreement. A successor to an Underwriter, the Company or any person controlling any of them or their respective directors or officers, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

     3. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other parties at the address set forth for such parties in the Underwriting Agreement (in the case of the Underwriters) or the Servicing Agreement (in the case of the Company), or such other address as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     4. COUNTERPARTS. For the purpose of facilitating proving this Agreement, and for other purposes, this Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     5. GOVERNING LAW. The Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.





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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respected officers thereunto duly authorize as of the date first above written.




                                  NELNET LOAN SERVICES, INC.



                                  By /s/ Jeffrey R. Noordhoek
                                     -----------------------
                                  Name:  Jeffrey R. Noordhoek
                                  Title: Executive Director




Indemnity Agreement

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respected officers thereunto duly authorize as of the date first above written.




                               J.P. MORGAN SECURITIES INC.,
                               acting on behalf of itself and as Representative of the Underwriters



                               By /s/ Anthony Hermann
                               -----------------------
                               Name:  Anthony Hermann
                               Title: Vice President




Indemnity Agreement

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IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respected officers thereunto duly authorize as of the date first above written.




                               MORGAN STANLEY & CO. INCORPORATED,
                               acting on behalf of itself and as
                               Representative of the Underwriters



                               By /s/ Mike Stemby
                               -----------------------
                               Name:  Mike Stemby
                               Title: Managing Director




Indemnity Agreement